               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights"  in the  Prospectus  and to the  incorporation  by reference in this
Post-Effective  Amendment No. 71 to the Registration  Statement (Form N-1A) (No.
811-2120)  of  Security  Income  Fund of our reports  dated  October  26,  2001, included  in  the  2001  annual  report  to  shareholders  of  Security  Capital
Preservation Fund.

ERNST & YOUNG LLP

Philadelphia, Pennsylvania
January 8, 2002